Exhibit 10.6

STONE TAN CHINA ACQUISITION CORP.

                              , 2007

Pacific Millennium Investment Corporation
9191 Towne Center Drive, Suite 410
San Diego, CA 92122

Gentlemen:

This letter will confirm our agreement, that commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) relating to the initial public offering of the securities of Stone Tan China Acquisition Corp. (the “Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Registration Statement), Pacific Millennium Investment Corporation (the “Firm”) shall make available to the Company certain technology and administrative and secretarial services, as well as the use of certain limited office space in San Diego, as may be required by the Company from time to time, situated at in 9191 Towne Center Drive, Suite 410, San Diego, California 92122 (or any successor location).  In exchange therefor, the Company shall pay to the Firm the sum of $7,500 per month.

Very truly yours,

STONE TAN CHINA ACQUISITION CORP.

By:
Name: Richard Tan
Title: President and Chief Executive Officer

Agreed to and Accepted by:

PACIFIC MILLENNIUM INVESTMENT CORPORATION

By:
Name:
Title: